AGGRESSIVE GROWTH FUND
GROWTH STOCK FUND

[GRAPHICS OMITTED: VARIOUS PHOTOS DEMONSTRATING SERVICE AND GUIDANCE, PROFESSIONAL MANAGEMENT AND GOALS]

FOR GROWTH OF CAPITAL

service and guidance

goals

professional management


1998
Annual
Report


[GRAPHIC OMITTED: LOGO OF DELAWARE INVESTMENTS
                  ----------------------------
                  Philadelphia * London]






A TRADITION OF SOUND INVESTING

Commitment

A Commitment To Our Investors


Delaware Investments has a tradition of money management that dates back to 1929. We have a long and distinguished history of helping individuals and institutions - including some of America's largest pension funds - reach their financial goals.

     Headquartered in Philadelphia, a block from the nation's oldest stock exchange, the Delaware organization established its first mutual fund in 1938. Delaware International Advisers Ltd., our international affiliate, was established in 1990 and is headquartered in London.

     Delaware Investments offers a full range of mutual funds. We also manage investments for variable annuity products, unit investment trusts and closed-end funds, and offer retirement plan services for individuals and businesses.

     Delaware manages more than $45 billion in mutual fund assets and institutional advisory accounts for more than half-a-million investors. We're part of a global financial service and investment management business owned by Lincoln Financial Group, whose subsidiaries manage more than $120 billion in assets.

growth of capital

[GRAPHIC OMITTED: PHOTO OF KEYBOARD]


[GRAPHIC OMITTED: ILLUSTRATION OF HOUSE AND TREES]

Aggressive Growth Fund Objective

To seek long-term capital appreciation by investing primarily in equity securities of companies which the Fund manager believes have the potential for high earnings growth.


Growth Stock Fund Objective

To seek long-term capital appreciation through investment in equity securities diversified through companies and industries.


professional
management

professional management

[GRAPHICS OMITTED: VARIOUS PHOTOS DEMONSTRATING SERVICE AND GUIDANCE, PROFESSIONAL MANAGEMENT AND GOALS]

MORE THAN 69 YEARS OF
INVESTMENT EXPERIENCE
has taught us that disciplined strategies and prudent risk management are a sound approach to any market environment.


goals

goals

WHATEVER YOUR GOALS,
the years ahead will be shaped by choices you make today. Delaware offers many options that can be an appropriate part of a sound investment plan.


service and guidance

service and guidance

DELAWARE BELIEVES THAT THE
GUIDANCE of a professional financial
adviser is vital to your long-term success.
We are committed to providing you and
your adviser with the hightest quality
information and service.


for growth of
   capital
      2

DEAR SHAREHOLDER:                                         MAY 8, 1998

FISCAL 1998 WAS A SPECTACULAR PERIOD for the U.S. stock market. We are pleased to report that Aggressive Growth Fund and Growth Stock Fund provided exceptional results for their first year under the stewardship of Delaware Investments.

AGGRESSIVE GROWTH FUND

Aggressive Growth Fund achieved a total return of +98.60% for the 12 months ended April 30, 1998 (for A Class shares at net asset value with distributions reinvested). This was more than double the +41.06% total return of the unmanaged Standard & Poor's 500 Index for the period.

     Nearly doubling one's money in a single year is a brilliant - and rare - accomplishment. Aggressive Growth Fund was in the right place at the right time. The Fund had strong weightings in technology, retailing and consumer service stocks that performed well in fiscal 1998 and higher-than-average cash positions prior to periods of market weakness.

     Market appreciation and new investments nearly tripled the size of Aggressive Growth Fund during the second fiscal half. The Fund's positive cash flow helped the portfolio manager, Gerald S. Frey, quickly move in and out of stocks of all sizes to maximize capital appreciation potential. This strategy, while providing high returns in fiscal 1998, also generated a high portfolio turnover rate of 356%.

     The Fund's sterling results for fiscal 1998 represented a combination of favorable market forces and prudent stock picking, in our view. Since its inception, the Fund's returns have consistently been in the top 5% of an increasingly competitive class - growth-oriented mutual funds. According to Lipper Analytical Services, the Fund's results ranked #1 of 860 growth funds, 6th out of 536 growth funds and 19th out of 423 growth funds, respectively, for the 12-month, 36-month and lifetime periods ended April 30, 1998 (ranking based on total return at net asset value).

GROWTH STOCK FUND

Delaware Investments recognizes that some growth-oriented investors are concerned about short-term market volatility. We offer Growth Stock Fund as a more tempered method of growth-style investing. The Fund provided a respectable return of +35.27% for the 12 months ended April 30, 1998.


TOTAL RETURN
                                           12 MONTHS ENDED
                                            APRIL 30, 1998
-------------------------------------------------------------------
Aggressive Growth Fund A Class                  +98.60%
Growth Stock Fund A Class                       +35.27%
Lipper Growth Fund Average (860 funds)          +39.12%
Standard & Poor's 500 Index                     +41.06%
-------------------------------------------------------------------
All performance shown above is based on net asset value without effect of sales charges and assumes reinvestment of distributions. Performance information for all classes of each Fund can be found on pages 10 and 11. Past performance does not guarantee future results.


for growth of
   capital
      3

     Growth Stock Fund has a strict focus on stocks with the highest Standard & Poor's quality ratings. During fiscal 1998 stocks of large domestic-oriented companies fared well while shares of some multinational companies lagged the S&P 500 Index. In general, investors feared that some global giants would face reduced earnings from Asia.

THE FUND'S STERLING RESULTS DURING FISCAL 1998 REPRESENT A COMBINATION OF MARKET FORCES AND PRUDENT STOCK PICKING, IN OUR VIEW.

     Given the unprecedented stock appreciation since the mid-1990s, we doubt the year ahead will be quite as dynamic as fiscal 1998, but it could prove rewarding nonetheless. Many economic factors in the U.S. remain positive, especially for growth stocks. Inflation appears caged at less than 2% per year. Business spending on technology to improve productivity remains substantial. Economic weakness in Asia appears to be having less of an effect on U.S. growth than investors feared last autumn.

     For nearly seven decades, Delaware Investments has built a solid reputation among institutional and individual investors by taking a disciplined, value-oriented approach to equity investing. With the addition of more options for growth-oriented investors, we believe we are making our mark as a fund family that offers a full line of choices to help people meet their long-term goals.

Sincerely,

/s/ Wayne A. Stork

WAYNE A. STORK
Chairman

/s/Jeffrey J. Nick

JEFFREY J. NICK
President and Chief Executive Officer




YOUR FUNDS' PORTFOLIO MANAGERS

AGGRESSIVE GROWTH FUND
     GERALD S. FREY has 18 years of investment experience. Prior to joining Delaware in June 1996, he was a senior director with Morgan Grenfell Management in New York. He holds a bachelor's degree in economics from Bloomsburg University. Mr. Frey is assisted by Marshall T. Bassett, John A. Heffern, Jeffrey Hynoski and Lori Wachs.

GROWTH STOCK FUND
     JAMES KING has more than 30 years of investment experience. He has been with Voyageur Asset Management since 1990. Prior to that he was President and Chief Investment Officer of King Management Co. Mr. King is a lecturer at the Drake University School of Finance.

for growth of
   capital
      4

PORTFOLIO MANAGERS' REVIEWS

AGGRESSIVE GROWTH FUND
In managing Aggressive Growth Fund, we believe it is imperative to pay constant and careful attention to risk, to foresee danger ahead and adapt quickly to changing market conditions.

     Although inflation and interest rates fell to near record lows in fiscal 1998, Aggressive Growth Fund's management team faced a challenging stock selection environment. Some industries, notably health care, were battered by operating and/or regulatory problems. Stock market volatility increased amid recession along the Pacific Rim. Among some domestic-oriented companies, particularly technology firms, earnings growth stagnated.

     Still, we achieved remarkable success. Your Fund's results outpaced both the unmanaged S&P 500 Index and all of our growth fund peers. We chose stocks that helped us outperform many industry groups, as shown below.

     While we acquired a solid portfolio from the Voyageur fund family in April 1997, Aggressive Growth Fund's best performing stocks this past year were our own selections. Only two of the 50 stocks in the Fund's portfolio a year ago were still in the portfolio as of April 30, 1998 - WELLS FARGO AND ASCEND COMMUNICATIONS.

     In our view, the Fund's relatively high 356% portfolio turnover rate this past year was a byproduct of ebullient market conditions. We believe it prudent to realize capital gains to reduce risk rather than allow the Fund's portfolio to become overheated with overvalued stocks.

growth

     Our positioning in COMPUSA in fiscal 1998 illustrated this philosophy. We purchased shares of the computer retailer in late spring of 1997. The stock did well and we liquidated our position in late autumn as it became clear that the company's fundamental prospects were not as strong as we expected.

PERFORMANCE BY SECTOR
AGGRESSIVE GROWTH FUND VS. S&P 500 INDEX
MAY 1, 1997, TO APRIL 30, 1998

INDUSTRY GROUP         AGGRESSIVE GROWTH FUND       S&P 500 INDEX
Capital Goods                 +86.6%                    +29.7%
Technology                    +86.3%                    +45.9%
Consumer Services             +82.1%                    +41.9%
Business Services             +82.0%                    +45.4%
Consumer Goods*               +52.7%                    +38.9%
Financials                    +45.6%                    +51.1%
Health Care                   +10.4%                    +52.1%

Performance is based on prices of stock holdings and index components and does not include expenses. The sectors shown here represent more than 87% of Aggressive Growth Fund's equity holdings and 79% of the unmanaged S&P 500 Index as of April 30, 1998. *Non-durable products such as processed food, clothing and newspapers. For complete Fund performance, see page 10.

for growth of
   capital
      5

     Aggressive Growth Fund invests in small, medium or large companies whose earnings growth rate appears to be accelerating or consistently high. Typically, we look for companies whose profits can grow at least 20% per year. We favor industries likely to benefit from changes in consumer or business buying habits.

     When appropriate, we also try to capitalize on situations that temporarily depress a growth stock's price. We look for fundamentally sound, growth companies whose prices have been affected by short-term earnings disappointments, management turnover or regulatory problems.

WE BELIEVE IT PRUDENT TO REALIZE CAPITAL GAINS TO REDUCE RISK RATHER THAN ALLOW THE FUND'S PORTFOLIO TO BECOME OVERHEATED WITH OVERVALUED STOCKS.

     Many stocks with high capital appreciation potential have a high risk profile. Your Fund's relatively high beta, or historical price volatility as shown on page 6, reflects an aggressive strategy suitable for investors who understand the risks involved.

INCREASED DIVERSIFICATION
At the start of fiscal 1998, more than 50% of the Fund's holdings were in technology-related industries. We diversified the portfolio by adding retail, entertainment and health care companies and reduced our technology exposure to approximately 24% of net assets by year's end.

     Among our top performing holdings were large companies such as:

(bullet) LUCENT TECHNOLOGIES, AT&T's spin off of the former Bell Labs; (bullet) mid-size companies such as KEANE INC., an applications software company that manages computer help desks; and, (bullet) small companies such as AMAZON.COM INC., a direct mail book seller.

     Health care was our problem child. We underperformed other S&P 500 stocks in this industry group because we held positions in two physician practice management firms negatively affected by a failed merger - MEDPARTNERS AND PHYCOR. We jettisoned our position in Medpartners, but have kept Phycor, which we believe has superior earnings potential.

[GRAPHIC OMITTED: AGGRESSIVE GROWTH FUND'S STOCK SELECTION PROCESS]

AGGRESSIVE GROWTH FUND'S STOCK SELECTION PROCESS

COMPANIES OF ALL SIZES

HIGH AND CONSISTENT, OR ACCELLERATING    =  AGGRESSIVE GROWTH FUND
EARNINGS GROWTH RATES                             PORTFOLIO

INDUSTRY - SPECIFIC DYNAMICS;
SPECIAL SITUATIONS/FALLEN ANGELS


for growth of
   capital
      6

OUTLOOK
     It is unrealistic to expect the Fund to duplicate its fiscal 1998 triumph in the year ahead. Nevertheless, we are optimistic about your Fund's prospects, especially relative to mutual funds with a narrow focus.

     Aggressive Growth Fund's approach gives us the flexibility to invest in any size company that we believe possesses superior capital appreciation potential. In our view, it is better to hold stocks in many companies of different sizes than attempt to predict when one asset class will outperform another.

diverse

     Overall, we believe the single most important factor that will affect your Fund's results in fiscal 1999 will be the fact that we are a disciplined team working toward a common goal. As part of our fundamental spadework with executives in face-to-face meetings, we ask:

(bullet) What controls are there over a business?
(bullet) How confident is management in a company's earnings prospects?
(bullet) How candid is management when discussing competitors, pricing, sales and growth?

     Today's fast paced equity market requires the agility of a pit crew. Our team of four experienced analysts and I carefully examine potential stock selections to see what makes a company run. We believe expert knowledge of a particular industry and competitive environment can help us distinguish between companies likely to do well in 1999 and those likely to run out of gas.

GERALD S. FREY
Senior Portfolio Manager

May 8, 1998


[GRAPHIC OMITTED: PIE CHART OF AGGRESSIVE GROWTH FUND SECTOR
ALLOCATION AND PORTFOLIO HIGHLIGHTS]

AGGRESSIVE GROWTH FUND
SECTOR ALLOCATION AND PORTFOLIO HIGHLIGHTS
APRIL 30, 1998

Other Capital Goods 5.5%

Technology 24.3%

Retailing 4.7%

Media 4.9%

Consumer Products 5.9%

Leisure/Lodging 5.7%

Telecommunications/Utilities 6.9%

Credit Sensitive 10.4%

Food 7.9%

Consumer & Business Services 16.4%

Cash 7.4%


                                 AGGRESSIVE           S&P 500
                                 GROWTH FUND           INDEX

Median Market Capitalization    $1.2 billion        $7.7 billion
Number of Stocks                     65                 500
Average Stock Price-to-
Earnings Ratio                       39x                24x
Top Sector                       Technology         Capital Goods
Beta*                                1.3                1.0

P/Es are based on analysts' earnings estimates as reported to First Call.
*A measure of risk relative to the S&P 500 Index. A number less than
1.0 means less historical price volatility than the Index. A number higher than 1.0 means more historical volatility. Thus a 1.3 beta means the Fund's historical volatility has been 30% higher than large company stocks, on average.

for growth of
   capital
      7

GROWTH STOCK FUND
INVESTMENT STRATEGY
Growth Stock Fund maintains a concentrated portfolio of no more than 30 stocks with a near equal weighting in each security. This number gives us a diverse yet highly manageable portfolio that we believe has greater potential to perform well over time.

     We select stocks based on four criteria:
(bullet) High Standard & Poor's quality ratings;
(bullet) Strong earnings growth potential;
(bullet) Above-average dividend growth potential; and, (bullet) Low stock prices relative to earnings.

strategy

     Your Fund invests only in companies with Standard and Poor's quality ratings of A+ or A. Stock quality ratings are based on 10-year earnings, with companies rated A+ and A having the most historical consistency in expanding their profits. While a high rating doesn't imply a stock is a good buy at a particular moment, we believe S&P ratings are a valuable starting point that helps us determine which stocks merit further research.

     From a universe of approximately 200 to 250 A and A+ rated companies, we look for businesses with strong earnings growth potential based on a consensus of analysts' estimates. Along with dividend growth potential, we believe earnings prospects indicate capital appreciation potential.

     Finally, we focus on companies whose stock prices relative to earnings (P/E ratios) are in the bottom 20% of their historical range. We consider this an indication that a stock is undervalued.

     Your Fund's average holding period for a stock has historically been about four years. This long-term approach is reflected in the Fund's modest portfolio turnover rate, which has historically been lower than the average of similar funds that also focus on large company stocks with a blend of growth and value characteristics, according to Morningstar.

     Historically, Growth Stock Fund has outperformed the unmanaged S&P 500 Index during periods of increased market volatility and underperformed during periods of rapid price appreciation. We believe this has occurred because the earnings performance of companies with high S&P quality ratings tends to be less dependent on overall economic growth than other companies in the S&P 500.

     When the economy or stock market is performing well, investors tend to increase their risk profile by seeking companies likely to have robust earnings growth. High quality and consistency tend to become less important than a rapid rise in profits. However, once uncertainties such as higher interest rates or international problems enter the picture - as happened this past spring and last autumn - investors tend to covet earnings consistency. We therefore believe the current stock market environment - with its concerns about Federal Reserve Board tightening and the impact of the Pacific
Rim recession - bodes well for your Fund.

A LONG-TERM, LOW TURNOVER APPROACH
PORTFOLIO TURNOVER RATES      1997    1996    1995    1994    1993
Growth Stock Fund              29%     37%     22%     34%     17%
Morningstar Large-Cap
Blend Category                 61%     72%     70%     68%     66%
Number of Funds in Category   403     380     342     310     279

Source: Morningstar Mutual Funds.
Morningstar data is for calendar years and represent the latest figures available.

for growth of
   capital
      8

STRATEGIC POSITIONING AND OUTLOOK
By our estimate, some 93% of stocks that met our S&P quality criteria were selling within the upper 20% of their historical price range relative to earnings as of outlook

April 30, 1998. While this has made stock selection a challenge, we believe that it does not necessarily mean a major market decline is at hand.

     During fiscal 1998, both U.S. inflation and long-term interest rates fell to historical lows. This helped support stock prices. Consumer prices rose just 1.4% during fiscal 1998, the smallest rise since the 1960s. Equally important is that many government economic indicators suggested no sign of inflation on the horizon.

AS OF YEAR'S END, THE AVERAGE P/E RATIO OF STOCKS IN THE FUND'S
PORTFOLIO WAS 22 TIMES TRAILING EARNINGS, ABOUT A 20% DISCOUNT TO THE OVERALL STOCK MARKET.

     Still, we believe it was prudent to consider the stock market's downside risks. We upgraded the average quality rating of stocks in the Fund's portfolio in the past year. As of year's end, about two-thirds of the stocks in the Fund's portfolio had quality ratings of A+, the highest available. The average P/E ratio of stocks in the Fund's portfolio was 22 times trailing earnings, about a 20% discount to the overall stock market.

[GRAPHIC OMITTED: PIE CHART OF GROWTH STOCK FUND SECTOR ALLOCATION AND PORTFOLIO HIGHLIGHTS]

GROWTH STOCK FUND
SECTOR ALLOCATION AND PORTFOLIO HIGHLIGHTS
APRIL 30, 1998

Cash 4.2%

Chemicals 7.1%

Capital Goods 7.4%

Auto Parts 6.9%

Retailing 15.3%

Technology 7.5%

Energy 6.6%

Pharmaceuticals 11.9%

Finance 7.9%

Newspapers 3.9%

Food, Beverage & Tobacco 21.3%


Median Market Capitalization                     $26 billion
Number of Stocks                                     26
Average Stock Price-to-Earnings Ratio                22x
Top Sector                                      Food, Beverage
                                                 & Tobacco
Beta*                                               0.81

P/Es are based on analysts' earnings estimates as reported to First
Call.
*A measure of risk relative to the S&P 500 Index. A number less than
1.0 means less historical price volatility than the index. A number higher than 1.0 means more historical volatility.

for growth of
   capital
      9

     Generally, we sell companies when their P/E reaches a historical peak and replace them with companies within the same sector that are trading at historically low P/Es. During the early autumn, for example, we sold SUNTRUST BANKS, a Georgia regional bank, to purchase NORWEST CORP., a Minnesota regional bank. In the spring, we sold PITNEY BOWES, the office equipment company, and boosted our position in computer and printer maker HEWLETT-PACKARD.

     In fiscal 1998, our strategy sometimes negatively affected our short-term results because some of the stock market's best performers were companies with high valuations. However, we are confident that over the long run our growth and value approach will put us in a good position should we encounter challenging market conditions in the year ahead.

JAMES KING
Senior Portfolio Manager

May 8, 1998


GROWTH STOCK FUND
TOP 10 HOLDINGS
APRIL 30, 1998

COMPANY                P/E   S&P QUALITY RATING  PERCENT OF NET ASSETS
Albertson's           22.1x         A+                   4.6%
Merck & Co.           26.7x         A+                   4.3%
Home Depot Inc.       33.7x         A+                   4.2%
SouthTrust            18.7x         A                    4.1%
Hewlett-Packard       22.7x         A                    4.0%
Sara Lee Corp.        23.1x         A                    4.0%
Wal-Mart Stores       25.8x         A+                   3.9%
Gannett Inc.          21.7x         A                    3.9%
Schering-Plough Corp. 35.8x         A+                   3.9%
ConAgra               21.3x         A                    3.9%
Total                                                   40.8%

Sources: Bloomberg Business News. Price-to-earnings ratios based on trailing earnings for the 12 months ended April 30, 1998.


[GRAPHIC OMITTED: PHOTO OF PEOPLE ON BEACH]

Q.
What is a Standard & Poor's quality rating and how is it different from a debt rating?

a.
S&P quality ratings show how consistently a company's earnings have grown. Debt ratings are based on a company's ability to pay its obligations based on leverage and economic conditions.

for growth of
   capital
     10

[GRAPHIC OMITTED: WORM CHART OF AGGRESSIVE GROWTH FUND PERFORMANCE]

AGGRESSIVE GROWTH FUND PERFORMANCE
GROWTH OF A $10,000 INVESTMENT
MAY 16, 1994 TO APRIL 30, 1998

  Month     Aggressive Growth  Standard & Poor's      Lipper Growth
and Year     Fund A Class         500 Index      Fund Average (423 funds)
May 1994      $ 9,524              $10,000              $10,000
April 1995    $ 9,905              $11,557              $11,375
April 1996    $12,977              $15,049              $14,737
April 1997    $13,518              $18,831              $17,377
April 1998    $26,846              $26,564              $22,438

Chart assumes $10,000 invested on April 30, 1988, and includes the effect of a 4.75% front-end sales charge and the reinvestment of all distributions. Performance of other classes will vary due to differing charges and expenses.


AGGRESSIVE GROWTH FUND PERFORMANCE
AVERAGE ANNUAL RETURNS THROUGH APRIL 30, 1998
                                  LIFETIME              ONE YEAR
Class A (Est. 5/16/94)
      Excluding Sales Charge       +29.92%               +98.60%
      Including Sales Charge       +28.83%               +89.11%
Class B (Est. 4/16/96)
      Excluding Sales Charge       +47.77%               +97.12%
      Including Sales Charge       +46.49%               +93.12%
Class C (Est. 5/20/94)
      Excluding Sales Charge       +29.02%               +96.99%
      Including Sales Charge       +29.02%               +95.99%

AGGRESSIVE GROWTH FUND'S RETURN AND SHARE VALUE FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. RETURNS REFLECT REINVESTMENT OF DISTRIBUTIONS AND SALES CHARGES AS NOTED BELOW. PERFORMANCE EXCLUDING SALES CHARGE FOR B AND C CLASSES ASSUMES THE INVESTMENT WAS NOT REDEEMED OR THAT CONTINGENT SALES CHARGES DID NOT APPLY.

CLASS A shares have a 4.75% maximum front-end sales charge and a 12b-1 fee.
CLASS B shares do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are subject to a deferred sales charge of up to 4% if redeemed before the end of the sixth year.
CLASS C shares have a 1% annual distribution and service fee and a 1% contingent deferred sales charge if redeemed within 12 months.

Cumulative return for Aggressive Growth Fund's Institutional Class, which is made available without sales or asset-based distribution charges only to certain eligible institutional accounts, was +34.68% for the lifetime period ended April 30, 1998.


for growth of
   capital
     11

[GRAPHIC OMITTED: WORM CHART OF GROWTH STOCK FUND PERFORMANCE]

GROWTH STOCK FUND PERFORMANCE
GROWTH OF A $10,000 INVESTMENT
APRIL 30, 1988 TO APRIL 30, 1998

  Month      Growth Stock   Standard & Poor's      Lipper Growth
and Year     Fund A Class      500 Index      Fund Average (181 funds)
April 1988    $ 9,527           $10,000              $10,000
April 1989    $11,520           $12,292              $12,025
April 1990    $13,186           $13,589              $14,224
April 1991    $14,660           $15,984              $15,974
April 1992    $18,158           $18,227              $17,654
April 1993    $18,418           $19,910              $19,876
April 1994    $18,485           $20,969              $20,902
April 1995    $21,620           $24,632              $23,776
April 1996    $27,020           $32,074              $30,803
April 1997    $31,055           $40,135              $36,321
April 1998    $42,007           $56,616              $49,990

Chart assumes $10,000 invested on May 16, 1994, and includes the effect of a 4.75% front-end sales charge and the reinvestment of all distributions. Performance of other classes will vary due to differing charges and expenses.

GROWTH STOCK FUND PERFORMANCE
AVERAGE ANNUAL RETURNS THROUGH APRIL 30, 1998
                               LIFETIME   TEN YEARS  FIVE YEARS ONE YEAR
Class A (Est. 8/1/85)
      Excluding Sales Charge    +16.88%    +15.82%    +17.73%    +35.27%
      Including Sales Charge    +16.43%    +15.26%    +16.58%    +28.84%
Class B (Est. 9/8/95)
      Excluding Sales Charge    +23.61%                          +34.29%
      Including Sales Charge    +22.81%                          +30.29%
Class C (Est. 10/21/95)
      Excluding Sales Charge    +22.76%                          +34.25%
      Including Sales Charge    +22.76%                          +33.25%

GROWTH STOCK FUND'S RETURN AND SHARE VALUE FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. RETURNS REFLECT REINVESTMENT OF DISTRIBUTIONS AND SALES CHARGES AS NOTED BELOW. PERFORMANCE EXCLUDING SALES CHARGE FOR B AND C CLASSES ASSUMES EITHER THE INVESTMENT WAS NOT REDEEMED OR THAT CONTINGENT SALES CHARGES DID NOT APPLY.

CLASS A shares have a 4.75% maximum front-end sales charge and a 12b-1 fee.
CLASS B shares do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are subject to a deferred sales charge of up to 4% if redeemed before the end of the sixth year.
CLASS C shares have a 1% annual distribution and service fee and a 1% contingent deferred sales charge if redeemed within 12 months.

Average annual returns for Growth Stock Fund's Institutional Class, which is made available without sales or asset-based distribution charges only to certain eligible institutional accounts, were +36.10%, +17.87%, +15.90% and +16.93% for the one-year, five-year, 10-year and lifetime periods ended April 30, 1998.




12 for growth of capital

FINANCIAL STATEMENTS

VOYAGEUR MUTUAL FUNDS III, INC. -
AGGRESSIVE GROWTH FUND
STATEMENT OF NET ASSETS
APRIL 30, 1998

                                              NUMBER OF       MARKET
                                               SHARES         VALUE

  COMMON STOCK - 92.38%
  AEROSPACE AND DEFENSE - 1.88%
* Micrel                                       27,000   $  1,066,500
                                                        ------------
                                                           1,066,500
                                                        ------------
  BANKING, FINANCE & INSURANCE - 10.37%
  Doral Financial                              30,000      1,051,875
* Firstplus Financial Group                    15,000        727,500
  First American (Tennessee)                   23,500      1,156,641
* First Sierra Financial                       13,800        346,725
  Henry(Jack) & Associates                     21,500        736,375
  INMC Mortgage Holdings                       30,000        727,500
  PMI Group                                     8,600        698,750
  Wells Fargo                                   1,200        442,200
                                                        ------------
                                                           5,887,566
                                                        ------------
  BUILDINGS AND MATERIALS - 3.55%
* Comfort Systems USA                          40,000        935,000
* White Cap Industries                         50,000      1,078,125
                                                        ------------
                                                           2,013,125
                                                        ------------
  CABLE, MEDIA & PUBLISHING - 4.86%
* CHANCELLOR MEDIA-A                           27,500      1,303,672
* Snyder Communications                        16,500        701,250
* World Color Press                            23,500        752,000
                                                        ------------
                                                           2,756,922
                                                        ------------
  COMPUTERS & TECHNOLOGY - 21.78%
* America Online                               10,000        800,000
* ASCEND COMMUNICATIONS                        30,000      1,305,937
* CGS Systems International                    10,000        456,250
* Citrix Systems                               18,000      1,118,813
* Clarify                                      39,500        540,656
  Compaq Computer                              40,000      1,122,500
* Compuware                                    11,500        561,703
* Exodus Communications                         5,000        190,156
* FlexInternational Software                   35,000        439,688
* Gateway 2000                                 20,000      1,173,750
* Gemstar International Group Limited          11,000        425,563
* J.D. Edwards                                 21,500        768,625
* NOVA                                         40,000      1,360,000
* Network Associates                           17,500      1,199,844
* VeriSign                                      9,000        344,813
* Veritas Software                             10,000        550,000
                                                        ------------
                                                          12,358,298
                                                        ------------

------------
Top ten holdings, representing 23.47% of net assets, are in boldface.

  CONSUMER PRODUCTS - 5.86%
* CDNOW                                        42,500      1,358,672
* CENDANT                                      50,000      1,250,000
* The Learning Company                         25,000        715,625
                                                        ------------
                                                           3,324,297
                                                        ------------
  ELECTRONICS & ELECTRICAL - 3.75%
* Analog Devices                               27,500      1,070,781
  Texas Instruments                            16,500      1,057,031
                                                        ------------
                                                           2,127,812
                                                        ------------
  ENVIRONMENTAL SERVICES - 2.28%
* REPUBLIC INDUSTRIES                          46,500      1,293,281
                                                        ------------
                                                           1,293,281
                                                        ------------
  FOOD, BEVERAGE & TOBACCO - 7.91%
* OUTBACK STEAKHOUSE                           33,300      1,267,481
* PAPA JOHN'S INTERNATIONAL                    29,600      1,232,100
* RARE Hospitality International               70,000        901,250
* ShowBiz Pizza Time                           20,000        772,500
* Sonic Corp.                                  10,000        320,625
                                                        ------------
                                                           4,493,956
                                                        ------------
  HEALTHCARE & PHARMACEUTICALS - 1.35%
* Phycor                                       33,900        768,047
                                                        ------------
                                                             768,047
                                                        ------------
  LEISURE, LODGING & ENTERTAINMENT - 5.72%
* Ambassadors International                    25,000        754,688
* Preview Travel                               30,000        855,937
* Prime Hospitality                            40,000        827,500
* Ritchie Brothers Auctioneers                 30,000        808,125
                                                        ------------
                                                           3,246,250
                                                        ------------
  PAPER & FOREST PRODUCTS - 1.83%
* Consolidated Graphics                        18,000      1,038,375
                                                        ------------
                                                           1,038,375
                                                        ------------
  REAL ESTATE - 1.79%
* Brookdale Living Communities                 16,000        436,000
* Capital Senior Living                        20,000        298,750
  Resource Asset Investment Trust              15,000        279,375
                                                        ------------
                                                           1,014,125
                                                        ------------
  RETAIL - 4.74%
* Brauns Fashions                              70,000        901,250
* Hot Topic                                    22,800        662,625
* Saks Holdings                                24,100        537,731
* Sports Authority                             33,400        586,585
                                                        ------------
                                                           2,688,191
                                                        ------------

for growth of capital 13

  TECHNOLOGY - 2.47%
  Intel                                        10,000        808,438
* Yahoo                                         5,000        594,531
                                                        ------------
                                                           1,402,969
                                                        ------------
  TELECOMMUNICATIONS - 4.93%
* Advanced Fibre Communications                15,000        634,688
* Excel Switching                              14,000        299,250
* Pacific Gateway Exchange                     14,000        798,875
* PairGain Technologies                        31,000        570,594
* Tellabs                                       7,000        495,906
                                                        ------------
                                                           2,799,313
                                                        ------------
  TRANSPORTATION & SHIPPING - 3.07%
* Coach USA                                    21,000        996,188
* Interpool                                    47,000        743,188
                                                        ------------
                                                           1,739,376
                                                        ------------
  UTILITIES - 1.95%
* AES                                          20,000      1,103,750
                                                        ------------
                                                           1,103,750
                                                        ------------
  MISCELLANEOUS - 2.29%
* ROBERT HALF INTERNATIONAL                    24,000      1,299,000
                                                        ------------
                                                           1,299,000
                                                        ------------
  TOTAL COMMON STOCK (cost $46,538,542)                   52,421,153
                                                        ------------

  SHORT-TERM INVESTMENTS - 0.68%
  Norwest Advantage Municipal
    Money Market Fund                         385,019        385,019
                                                        ------------
  TOTAL SHORT-TERM INVESTMENTS
          (cost $385,019)                                    385,019
                                                        ------------

                                            PRINCIPAL
                                             AMOUNT

  FEDERAL AGENCY (DISCOUNTED) - 5.21%
  Federal Home Loan Mortgage
    5.37% 05/06/98                         $  515,000        514,610
  FEDERAL NATIONAL MORTGAGE ASSOCIATION
    5.42% 05/07/98                          1,650,000      1,648,510
  Federal National Mortgage Association
    5.44% 05/11/98                            800,000        798,791
                                                        ------------
  TOTAL FEDERAL AGENCY (cost $2,961,911)                   2,961,911
                                                        ------------

  TOTAL MARKET VALUE OF SECURITIES - 98.27%
    (COST $49,885,472)                                  $ 55,768,083
  RECEIVABLES AND OTHER ASSETS NET
    OF LIABILITIES - 1.73%                                   979,562
                                                        ------------
  NET ASSETS APPLICABLE TO 2,792,295 SHARES
    ($0.01 PAR VALUE) OUTSTANDING - 100.00%             $ 56,747,645
                                                        ============

  NET ASSET VALUE - AGGRESSIVE GROWTH FUND A CLASS
    ($31,925,917/1,552,126 SHARES)                            $20.57
                                                        ============
  NET ASSET VALUE - AGGRESSIVE GROWTH FUND B CLASS
    ($16,539,054/826,760 SHARES)                              $20.00
                                                        ============
  NET ASSET VALUE - AGGRESSIVE GROWTH FUND C CLASS
    ($5,891,877/297,565 SHARES)                               $19.80
                                                        ============
  NET ASSET VALUE - AGGRESSIVE GROWTH FUND
  INSTITUTIONAL CLASS ($2,390,797/115,844 SHARES)             $20.64
                                                        ============

  COMPONENTS OF NET ASSETS AT APRIL 30, 1998:
    Common stock, $.01 par value, 10,000,000,000 shares
    authorized to the Fund with 1,000,000,000 shares
    allocated to the Aggressive Growth Fund A Class,
    1,000,000,000 shares allocated to the Aggressive
    Growth Fund B Class, 1,000,000,000 shares allocated
    to the Aggressive Growth Fund C Class, and
    1,000,000,000 shares allocated to the Aggressive
    Growth Fund Institutional Class                     $ 50,358,754
  Accumulated net realized gain on investments               506,280
  Net unrealized appreciation of investments               5,882,611
                                                        ------------
  Total net assets                                      $ 56,747,645
                                                        ============

------------
* Non-income producing security for the year ended 4/30/98.

  NET ASSET VALUE AND OFFERING PRICE PER SHARE -
    AGGRESSIVE GROWTH FUND A CLASS
  Net asset value A Class (A)                                 $20.57
  Sales Charge (4.75% of offering price or 5.01%
    of the amount invested per share) (B)                       1.03
                                                        ------------
  Offering Price                                              $21.60
                                                        ============

------------
(A) Net Asset Value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase shares.

(B) See How to Buy Shares in the current prospectus for purchases of $100,000 or more.

See accompanying notes


14 for growth of capital

VOYAGEUR MUTUAL FUNDS III, INC. -
GROWTH STOCK FUND
STATEMENT OF NET ASSETS
APRIL 30, 1998

                                              NUMBER OF       MARKET
                                               SHARES         VALUE

  COMMON STOCK - 95.82%
  AUTOMOBILES & AUTO PARTS - 6.94%
  Bandag                                       27,000   $  1,503,563
  Genuine Parts                                45,000      1,620,000
                                                        ------------
                                                           3,123,563
                                                        ------------
  BANKING, FINANCE & INSURANCE - 7.91%
  Norwest                                      43,000      1,706,563
  SOUTHTRUST                                   43,500      1,855,547
                                                        ------------
                                                           3,562,110
                                                        ------------
  CABLE, MEDIA & PUBLISHING - 3.92%
  GANNETT                                      26,000      1,766,375
                                                        ------------
                                                           1,766,375
                                                        ------------
  CHEMICALS - 7.08%
  Great Lakes Chemical                         30,000      1,507,500
  Sigma-Aldrich                                42,000      1,677,375
                                                        ------------
                                                           3,184,875
                                                        ------------
  COMPUTERS & TECHNOLOGY - 7.46%
  Electronic Data Systems                      36,000      1,548,000
  HEWLETT-PACKARD                              24,000      1,807,500
                                                        ------------
                                                           3,355,500
                                                        ------------
  ENERGY - 6.62%
  Royal Dutch Petroleum                        26,000      1,470,625
  Shell Transport and Trading                  34,000      1,510,875
                                                        ------------
                                                           2,981,500
                                                        ------------
  FOOD, BEVERAGE & TOBACCO - 21.25%
  Anheuser - Busch Cos.                        31,000      1,420,188
  CONAGRA                                      60,000      1,751,250
  Philip Morris                                44,000      1,641,750
  SARA LEE                                     30,000      1,786,875
  Sysco                                        70,000      1,666,875
  UST                                          47,000      1,295,438
                                                        ------------
                                                           9,562,376
                                                        ------------
  HEALTHCARE & PHARMACEUTICALS - 11.94%
  Abbott Laboratories                          23,000      1,681,875
  MERCK & COMPANY                              16,000      1,928,000
  SCHERING-PLOUGH                              22,000      1,762,750
                                                        ------------
                                                           5,372,625
                                                        ------------

------------
Top ten holdings, representing 40.80% of net assets, are in boldface.

  INDUSTRIAL MACHINERY - 3.87%
  Grainger (W.W.)                              16,000      1,743,000
                                                        ------------
                                                           1,743,000
                                                        ------------
  PACKAGING & CONTAINERS - 3.56%
  Bemis                                        36,000      1,602,000
                                                        ------------
                                                           1,602,000
                                                        ------------
  RETAIL - 15.27%
  ALBERTSON'S                                  41,000      2,050,000
  Dillard                                      32,000      1,172,000
  HOME DEPOT                                   27,000      1,879,875
  WAL-MART STORE                               35,000      1,769,685
                                                        ------------
                                                           6,871,560
                                                        ------------
  TOTAL COMMON STOCK
    (COST $25,820,102)                                    43,125,484
                                                        ------------

  SHORT-TERM INVESTMENTS - 4.89%
  Norwest Advantage Municipal
    Money Market Fund                       2,202,883      2,202,883
                                                        ------------
  TOTAL SHORT-TERM INVESTMENTS
    (COST $2,202,883)                                      2,202,883
                                                        ------------

  TOTAL MARKET VALUE OF SECURITIES  - 100.71%
    (COST $28,022,985)                                  $ 45,328,367
  LIABILITIES NET OF RECEIVABLES
    AND OTHER ASSETS - (0.71%)                              (318,758)
                                                        ------------
  NET ASSETS APPLICABLE TO 1,415,917 SHARES
    ($0.01 PAR VALUE) OUTSTANDING - 100.00%             $ 45,009,609
                                                        ============

  NET ASSET VALUE - GROWTH STOCK FUND A CLASS
    ($41,195,898/1,294,328 SHARES)                            $31.83
                                                        ============
  NET ASSET VALUE - GROWTH STOCK FUND B CLASS
    ($1,903,060/61,000 SHARES)                                $31.20
                                                        ============
  NET ASSET VALUE - GROWTH STOCK FUND C CLASS
    ($1,112,101/35,654 SHARES)                                $31.19
                                                        ============
  NET ASSET VALUE - GROWTH STOCK FUND INSTITUTIONAL
    CLASS ($798,550/24,935 SHARES)                            $32.03
                                                        ============

for growth of capital 15

  COMPONENTS OF NET ASSETS AT APRIL 30,1998:
  Common stock, $0.01 par value, 10,000,000,000 shares
    authorized to the Fund with 1,000,000,000 shares
    allocated to the Growth Stock Fund A Class,
    1,000,000,000 shares allocated to the Growth
    Stock Fund B Class, 1,000,000,000 shares allocated
    to the Growth Stock Fund C Class, and 1,000,000,000
    shares allocated to the Growth Stock Fund
  Institutional Class                                   $ 26,330,126
  Accumulated net realized gain on investments             1,374,101
  Net unrealized appreciation of investments              17,305,382
                                                        ------------
  Total Net Assets                                      $ 45,009,609
                                                        ============

                                                            MARKET
                                                            VALUE

  NET ASSET VALUE AND OFFERING PRICE PER SHARE -
  GROWTH STOCK FUND A CLASS
  Net asset value A Class (A)                                 $31.83
  Sales Charge (4.75% of offering price or 5.00%
    of the amount invested per share) (B)                       1.59
                                                              ------
  Offering price                                              $33.42
                                                              ======

------------
(A) Net Asset Value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See How to Buy Shares in the current prospectus for purchases of $100,000 or more.

See accompanying notes


VOYAGEUR MUTUAL FUNDS III, INC.
STATEMENTS OF OPERATIONS
YEAR ENDED APRIL 30, 1998

                                              AGGRESSIVE      GROWTH
                                              GROWTH FUND     STOCK FUND

INVESTMENT INCOME:
Interest                                   $    113,934    $     46,870
Dividends                                        46,250         706,430
                                           ------------    ------------
                                                160,184         753,300
                                           ------------    ------------

EXPENSES:
Management fees                                 155,146         412,380
Distribution expense                             70,542         118,482
Dividend disbursing and transfer agent
  fees and expenses                              69,714          69,973
Registration fees                                29,715          36,558
Reports and statements to shareholders           14,930          41,007
Accounting and administration                     7,749          23,611
Professional fees                                 8,868          22,843
Custodian fees                                    9,456          14,988
Taxes (other than taxes on income)                  630           8,842
Directors' fees                                   2,507           3,049
Other                                            14,675          17,541
                                           ------------    ------------
                                                383,932         769,274
Less expenses waived or absorbed                (83,957)        (33,831)
                                           ------------    ------------
Total expenses                                  299,975         735,443
                                           ------------    ------------

NET INVESTMENT INCOME (LOSS)                   (139,791)         17,857
                                           ------------    ------------

NET REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS:
Net realized gain on investments              2,274,789       3,217,814
Net change in unrealized appreciation of
  investments                                 5,806,360       8,777,754
                                           ------------    ------------

NET REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS                              8,081,149      11,995,568
                                           ------------    ------------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                          $  7,941,358    $ 12,013,425
                                           ============    ============

See accompanying notes




16 for growth of capital

VOYAGEUR MUTUAL FUNDS III, INC.
STATEMENTS OF CHANGES IN NET ASSETS

                                AGGRESSIVE GROWTH FUND        GROWTH STOCK FUND
                              --------------------------  --------------------------
                                      YEAR ENDED                  YEAR ENDED
                                  4/30/98       4/30/97       4/30/98       4/30/97

INCREASE IN NET ASSETS
FROM OPERATIONS:
Net investment income (loss)  $   (139,791) $    (80,183) $     17,857  $    218,850
Net realized gain
on investments                   2,274,789     1,050,816     3,217,814     2,360,603
Net change in unrealized
appreciation/depreciation
of investments                   5,806,360      (904,641)    8,777,754     2,070,120
                              ------------  ------------  ------------  ------------
Net increase in net assets
resulting from operations        7,941,358        65,992    12,013,425     4,649,573
                              ------------  ------------  ------------  ------------

DISTRIBUTIONS TO
SHAREHOLDERS FROM:
Net investment income:
  A Class                               --            --      (147,399)      (96,623)
  B Class                               --            --            --            --
  C Class                               --            --            --          (526)
  Institutional Class                   --            --            --            --
Net realized gain on
investment transactions:
  A Class                       (1,197,178)     (823,497)   (2,640,914)   (2,225,694)
  B Class                         (302,775)      (11,522)      (83,774)      (67,421)
  C Class                         (121,344)      (14,534)      (64,003)      (32,506)
  Institutional Class              (75,818)           --            (1)           --
                              ------------  ------------  ------------  ------------
                                (1,697,115)     (849,553)   (2,936,091)   (2,422,770)
                              ------------  ------------  ------------  ------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
  A Class                       31,439,897     2,592,893     8,650,407     6,323,206
  B Class                       15,982,839       177,549       739,470       697,999
  C Class                        5,425,395       186,497       294,728       730,728
  Institutional Class            3,291,956            --       828,889            --
Net asset value of shares
issued upon reinvestment
of dividends from net
investment income and net
realized gain on investment
transactions:
  A Class                        1,077,585       801,188     2,660,669     2,176,239
  B Class                          283,448         6,145        78,013        55,265
  C Class                          116,190        11,804        63,798        32,495
  Institutional Class               75,818            --             1            --
                              ------------  ------------  ------------  ------------
                                57,693,128     3,776,076    13,315,975    10,015,932
                              ------------  ------------  ------------  ------------

Cost of shares repurchased:
     A Class                   (10,065,175)   (2,035,066)  (12,995,728)   (5,369,765)
     B Class                      (881,725)      (69,487)     (385,466)      (70,952)
     C Class                      (403,052)     (112,429)     (148,914)     (168,125)
     Institutional Class        (1,099,659)           --        (2,000)           --
                              ------------  ------------  ------------  ------------
                               (12,449,611)   (2,216,982)  (13,532,108)   (5,608,842)
                              ------------  ------------  ------------  ------------
Increase (decrease) in net
assets derived from capital
share transactions              45,243,517     1,559,094      (216,133)    4,407,090
                              ------------  ------------  ------------  ------------

NET INCREASE IN NET ASSETS      51,487,760       775,533     8,861,201     6,633,893

NET ASSETS:
Beginning of year                5,259,885     4,484,352    36,148,408    29,514,515
                              ------------  ------------  ------------  ------------
End of year                   $ 56,747,645  $  5,259,885  $ 45,009,609  $ 36,148,408
                              ============  ============  ============  ============

See accompanying notes







for growth of capital 17

VOYAGEUR MUTUAL FUNDS III, INC.
FINANCIAL HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                      AGGRESSIVE GROWTH A CLASS
                                               ---------------------------------------
                                                                               5/16/94 1
                                                     YEAR ENDED APRIL 30,        TO
                                                  1998 2     1997       1996   4/30/95

Net asset value, beginning of period           $11.770    $13.080    $10.400   $10.000

Income from investment operations:
     Net investment loss                        (0.052)    (0.180)    (0.100)   (0.090)
     Net realized and unrealized
     gain on investments                        11.127      0.960      3.270     0.490
                                               -------    -------    -------   -------
     Total from investment operations           11.075      0.780      3.170     0.400
                                               -------    -------    -------   -------

Less distributions:
     Distributions from net realized
     gains on investment transactions           (2.275)    (2.090)    (0.400)       --
     Return of capital                              --         --     (0.090)       --
                                               -------    -------    -------   -------
     Total distributions                        (2.275)    (2.090)    (0.490)       --
                                               -------    -------    -------   -------

Net asset value, end of period                 $20.570    $11.770    $13.080   $10.400
                                               =======    =======    =======   =======

Total return 3                                  98.60%      4.34%     31.02%     4.00%

Ratios and supplemental data:
     Net assets, end of period (000 omitted)   $31,926     $4,944     $4,334     $2,189
     Ratio of expenses to average net assets     1.75%      1.84%      2.01%      1.74%
     Ratio of expenses to average net assets
     prior to expense limitation                 2.29%      2.65%      2.74%      2.97%
     Ratio of net investment loss
     to average net assets                      (0.69%)    (1.38%)    (1.00%)    (1.21%)
     Ratio of net investment loss to average
     net assets prior to expense limitation     (1.23%)    (2.19%)    (1.73%)    (2.44%)
     Portfolio turnover                           356%       180%       166%        88%
     Average commission rate paid 4            $0.0600    $0.0600        N/A        N/A


                                                  AGGRESSIVE GROWTH B CLASS
                                             ------------------------------------
                                                    YEAR ENDED       4/16/96 1
                                                     APRIL 30,          TO
                                                  1998 2    1997     4/30/96

Net asset value, beginning of period           $11.570    $13.060    $11.910

Income from investment operations:
     Net investment loss                        (0.061)    (0.210)    (0.010)
     Net realized and unrealized
     gain on investments                        10.766      0.810      1.160
                                               -------    -------    -------
     Total from investment operations           10.705      0.600      1.150
                                               -------    -------    -------

Less distributions:
     Distributions from net realized
     gains on investment transactions           (2.275)    (2.090)        --
     Return of capital                              --         --         --
                                               -------    -------    -------
     Total distributions                        (2.275)    (2.090)        --
                                               -------    -------    -------

Net asset value, end of period                 $20.000    $11.570    $13.060
                                               =======    =======    =======

Total return 3                                  97.12%      2.84%      9.66%

Ratios and supplemental data:
     Net assets, end of period (000 omitted)   $16,539        $95         $0
     Ratio of expenses to average net assets     2.50%      2.57%      1.86%
     Ratio of expenses to average net assets
     prior to expense limitation                 3.04%      3.37%      1.86%
     Ratio of net investment loss
     to average net assets                      (1.44%)    (1.97%)    (1.39%)
     Ratio of net investment loss to average
     net assets prior to expense limitation     (1.98%)    (2.77%)    (1.39%)
     Portfolio turnover                           356%       180%       166%
     Average commission rate paid 4            $0.0600    $0.0600        N/A

1     Date of initial public offering; ratios have been annualized and total return has not been annualized.
2     Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund
      Managers, Inc., as the Fund's investment manager.
3     Does not include maximum sales charge of 4.75% nor the 1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 12 months of purchase of A Class. Does not include contingent deferred sales charge which varies from 1-4% depending upon the holding period for
      B Class shares.
4     Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.


18 for growth of capital


FINANCIAL HIGHLIGHTS (CONTINUED)

                                                      AGGRESSIVE GROWTH C CLASS
                                               ---------------------------------------
                                                                              5/20/94 1
                                                   YEAR ENDED APRIL 30,          TO
                                                  1998 2    1997     1996     4/30/95
Net asset value, beginning of period           $11.470    $12.880    $10.330   $10.000

Income from investment operations:
     Net investment loss                        (0.071)    (0.230)    (0.210)   (0.160)
     Net realized and unrealized
     gain on investments                        10.676      0.910      3.250     0.490
                                               -------    -------    -------   -------
     Total from investment operations           10.605      0.680      3.040     0.330
                                               -------    -------    -------   -------

Less distributions:
     Distributions from net realized
     gains on investment transactions           (2.275)    (2.090)    (0.400)     none
     Return of capital                            none       none     (0.090)     none
                                               -------    -------    -------   -------
     Total distributions                        (2.275)    (2.090)    (0.490)     none
                                               -------    -------    -------   -------

Net asset value, end of period                 $19.800    $11.470    $12.880   $10.330
                                               =======    =======    =======   =======
Total return 3                                  96.99%      3.58%     29.96%     3.30%

Ratios and supplemental data:
     Net assets, end of period (000 omitted)    $5,892       $222       $150      $128
     Ratio of expenses to average net assets     2.50%      2.62%      2.77%     2.40%
     Ratio of expenses to average net assets
     prior to expense limitation                 3.04%      3.43%      3.50%     3.50%
     Ratio of net investment loss
     to average net assets                      (1.44%)    (2.02%)    (1.73%)   (1.80%)
     Ratio of net investment loss to average
     net assets prior to expense limitation     (1.98%)    (2.83%)    (2.46%)   (2.90%)
     Portfolio turnover                           356%       180%       166%       88%
     Average commission rate paid 4            $0.0600    $0.0600        N/A       N/A


                                                AGGRESSIVE GROWTH INSTITUTIONAL CLASS
                                               ---------------------------------------
                                               8/29/97 1
                                                  TO
                                               4/30/98 2
Net asset value, beginning of period           $17.150

Income from investment operations:
     Net investment loss                        (0.019)
     Net realized and unrealized
     gain on investments                         5.539
                                               -------
     Total from investment operations            5.520
                                               -------

Less distributions:
     Distributions from net realized
     gains on investment transactions           (2.030)
     Return of capital                            none
                                               -------
     Total distributions                        (2.030)
                                               -------

Net asset value, end of period                 $20.640
                                               =======
Total return 3                                  34.68%

Ratios and supplemental data:
     Net assets, end of period (000 omitted)    $2,391
     Ratio of expenses to average net assets     1.50%
     Ratio of expenses to average net assets
     prior to expense limitation                 2.04%
     Ratio of net investment loss
     to average net assets                      (0.44%)
     Ratio of net investment loss to average
     net assets prior to expense limitation     (0.98%)
     Portfolio turnover                           356%
     Average commission rate paid 4             $0.0600

1     Date of initial public offering; ratios have been annualized and total return has not been annualized.
2     Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund
      Managers, Inc., as the Fund's investment manager.
3     Does not include contingent deferred sales charge which varies from 1-4%
      depending upon the holding period for C Class shares.
4     Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.


for growth of capital 19

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                     GROWTH STOCK A CLASS
                                          -------------------------------------------
                                                      YEAR ENDED APRIL 30,
                                           1998 2    1997     1996     1995     1994
Net asset value, beginning of period      $25.340  $23.660  $19.910  $17.510  $17.810

Income from investment operations:
     Net investment income (loss)           0.029    0.160    0.080    0.150    0.070
     Net realized and unrealized
     gain (loss) on investments             8.591    3.360    4.820    2.770   (0.160)
                                          -------  -------  -------  -------  -------
     Total from investment operations       8.620    3.520    4.900    2.920   (0.090)
                                          -------  -------  -------  -------  -------

Less dividends and distributions:
     Dividends from net investment income  (0.113)  (0.080)  (0.110)  (0.130)  (0.060)
     Distributions from net realized
     gain on investment transactions       (2.017)  (1.760)  (1.040)  (0.390)  (0.150)
                                          -------  -------  -------  -------  -------
     Total dividends and distributions     (2.130)  (1.840)  (1.150)  (0.520)  (0.210)
                                          -------  -------  -------  -------  -------

Net asset value, end of period            $31.830  $25.340  $23.660  $19.910  $17.510
                                          =======  =======  =======  =======  =======
Total return 3                             35.27%   15.27%   25.00%   17.04%   (0.52%)

Ratios and supplemental data:
     Net assets, end of period
     (000 omitted)                        $41,196  $34,255  $28,956  $23,651  $28,518
     Ratio of expenses
     to average net assets                  1.75%    1.72%    1.78%    1.90%    1.90%
     Ratio of expenses
     to average net assets prior
     to expense limitation                  1.82%    1.72%    1.87%    1.99%    2.13%
     Ratio of net investment income
     (loss) to average net assets           0.07%    0.68%    0.36%    0.75%    0.40%
     Ratio of net investment income
     (loss) to average net assets prior
     to expense limitation                     --    0.68%    0.27%    0.66%    0.17%
     Portfolio turnover                        9%      29%      37%      22%      34%
     Average commission rate paid 4       $0.0600  $0.0600      N/A      N/A      N/A


                                             GROWTH STOCK B CLASS
                                          -------------------------
                                               YEAR ENDED    9/8/95 1
                                              APRIL 30,        TO
                                           1998 2    1997   4/30/96
Net asset value, beginning of period      $24.930  $23.390  $21.640

Income from investment operations:
     Net investment income (loss)          (0.165)      --    0.060
     Net realized and unrealized
     gain (loss) on investments             8.425    3.300    2.960
                                          -------  -------  -------
     Total from investment operations       8.260    3.300    3.020
                                          -------  -------  -------

Less dividends and distributions:
     Dividends from net investment income      --       --   (0.230)
     Distributions from net realized
     gain on investment transactions       (1.990)  (1.760)  (1.040)
                                          -------  -------  -------
     Total dividends and distributions     (1.990)  (1.760)  (1.270)
                                          -------  -------  -------

Net asset value, end of period            $31.200  $24.930  $23.390
                                          =======  =======  =======
Total return 3                             34.29%   14.50%   14.37%

Ratios and supplemental data:
     Net assets, end of period
     (000 omitted)                         $1,903   $1,182     $454
     Ratio of expenses
     to average net assets                  2.50%    2.47%    2.41%
     Ratio of expenses to average
     net assets prior
     to expense limitation                  2.57%    2.47%    2.50%
     Ratio of net investment income
     (loss) to average net assets          (0.67%)  (0.01%)  (0.62%)
     Ratio of net investment income
     (loss) to average net assets prior
     to expense limitation                 (0.74%)  (0.01%)  (0.71%)
     Portfolio turnover                        9%      29%      37%
     Average commission rate paid 4       $0.0600  $0.0600      N/A

1     Date of initial public offering; ratios have been annualized and total return has not been annualized.
2     Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund
      Managers, Inc., as the Fund's investment manager.
3     Does not include maximum sales charge of 4.75% nor the 1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 12 months of purchase of A Class. Does not include contingent deferred sales charge which varies from 1-4% depending upon the holding period for
      B Class shares.
4     Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.


20 for growth of capital


FINANCIAL HIGHLIGHTS (CONTINUED)

                                                    GROWTH STOCK C CLASS
                                               ------------------------------
                                                   YEAR ENDED       10/31/95 1
                                                    APRIL 30,           TO
                                                1998 2      1997     4/30/96
Net asset value, beginning of period           $24.930    $23.430    $22.610

Income from investment operations:
     Net investment income (loss)               (0.192)     0.070      0.110
     Net realized and unrealized
     gain (loss) on investments                  8.442      3.220      2.000
                                               -------    -------    -------
     Total from investment operations            8.250      3.290      2.110
                                               -------    -------    -------

Less dividends and distributions:
     Dividends from net investment income         none     (0.030)    (0.250)
     Distributions from net realized
     gain on investment transactions            (1.990)    (1.760)    (1.040)
                                               -------    -------    -------
     Total dividends and distributions          (1.990)    (1.790)    (1.290)
                                               -------    -------    -------

Net asset value, end of period                 $31.190    $24.930    $23.430
                                               =======    =======    =======
Total return 3                                  34.25%     14.42%      9.72%

Ratios and supplemental data:
     Net assets, end of period (000 omitted)    $1,112       $712       $104
     Ratio of expenses to average net assets     2.50%      2.47%      2.35%
     Ratio of expenses to average net assets
     prior to expense limitation                 2.57%      2.47%      2.43%
     Ratio of net investment income
     (loss) to average net assets               (0.67%)     0.14%     (0.65%)
     Ratio of net investment income
     (loss) to average net assets prior
     to expense limitation                      (0.74%)     0.14%     (0.73%)
     Portfolio turnover                             9%        29%        37%
     Average commission rate paid 4            $0.0600    $0.0600        N/A


                                               GROWTH STOCK INSTITUTIONAL CLASS
                                               --------------------------------
                                               8/29/97 1
                                                  TO
                                               4/30/98 2
Net asset value, beginning of period            $27.520

Income from investment operations:
     Net investment income (loss)                 0.047
     Net realized and unrealized
     gain (loss) on investments                   5.803
                                                -------
     Total from investment operations             5.850
                                                -------

Less dividends and distributions:
     Dividends from net investment income        (0.040)
     Distributions from net realized
     gain on investment transactions             (1.300)
                                                -------
     Total dividends and distributions           (1.340)
                                                -------
Net asset value, end of period                  $32.030
                                                =======
Total return 3                                   21.41%

Ratios and supplemental data:
     Net assets, end of period (000 omitted)       $799
     Ratio of expenses to average net assets      1.50%
     Ratio of expenses to average net assets
     prior to expense limitation                  1.57%
     Ratio of net investment income
     (loss) to average net assets                 0.33%
     Ratio of net investment income
     (loss) to average net assets prior
     to expense limitation                        0.26%
     Portfolio turnover                              9%
     Average commission rate paid 4             $0.0600

1     Date of initial public offering; ratios have been annualized and total return has not been annualized.
2     Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund
      Managers, Inc., as the Fund's investment manager.
3     Does not include contingent deferred sales charge which varies from 1-4%
      depending upon the holding period for C Class shares.
4     Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.


for growth of capital 21

VOYAGEUR MUTUAL FUNDS III, INC.
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 1998


Delaware - Voyageur Aggressive Growth Fund (formerly Voyageur Aggressive Growth Fund) and Delaware - Voyageur Growth Stock Fund (formerly Voyageur Growth Stock Fund), series within Voyageur Mutual Funds III, Inc. (each referred to as a "Fund" or collectively as the "Funds") are registered as diversified open-end investment companies under the Investment Company Act of 1940, as amended. The Funds are organized as Maryland Corporations and each offers four classes of shares. The A Class carries a front end sales charge of 4.75%. The B Class carries a back end sales charge. The C Class carries a level load deferred sales charge and the Institutional Class has no sales charge.

The Aggressive Growth Fund's objective is to seek long-term capital appreciation by investing primarily in equity securities of companies which the Fund manager believes have the potential for high earnings growth. The Growth Stock Fund's objective is to seek long-term capital appreciation through investment in equity securities diversified through companies and industries.

1.     FUND REORGANIZATION
On April 30, 1997, Lincoln National Corporation ("LNC") acquired Voyageur Fund Managers Inc.'s ("Voyageur") parent, Dougherty Financial Group, Inc. ("DFG"), pursuant to an agreement and plan of merger dated January 15, 1997, in which LNC acquired DFG including the mutual fund investment advisory business of DFG conducted by Voyageur. Upon completion of the acquisition, Delaware Management Company, Inc. ("DMC") became the investment advisor to the Funds, Delaware Distributors, L.P. ("DDLP") became the distributor for the Funds, and Delaware Service Company, Inc. ("DSC") became the transfer, dividend-disbursing, shareholder servicing and accounting service agent for the Funds.

2.     SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Funds.

SECURITY VALUATION - Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Money market instruments having less than 60 days to maturity are valued at amortized cost which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

FEDERAL INCOME TAXES - Each Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

CLASS ACCOUNTING - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

OTHER - Expenses common to all funds within the Delaware Investments Family of Mutual Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Original issue discounts are accreted to interest income over the lives of the respective securities. Each Fund declares and pays dividends from net investment income and capital gains annually.

Certain Fund expenses are paid through "soft dollar" arrangements with brokers. The amount of these expenses is less than 0.01% of the Fund's average daily net assets.

USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. INVESTMENT MANAGEMENT AND OTHER TRANSACTIONS WITH AFFILIATES Commencing May 1, 1997, and in accordance with the terms of the Investment Management Agreement, the Funds pay DMC, the Investment Manager of the Funds, an annual fee of 1.00% of average net assets, which is calculated daily on the net assets of each Fund.

DMC has entered into a sub-advisory agreement with Voyageur Asset Management Inc. with respect to the management of the Growth Stock Fund. The sub-advisor receives a sub-advisory fee from DMC for their services. The Growth Stock Fund does not pay any fees to the sub-advisor.

DMC has elected to waive that portion of the management fee and reimburse each Fund to the extent that annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, exceed 1.75% of each Fund's average daily net assets attributable to Class A shares, 1.50% of each Fund's average daily net assets attributable to Institutional Class shares, and 2.50% of each Funds average daily net assets attributable to Class B and Class C shares. Total expenses absorbed by DMC for the year ended April 30, 1998 are as follows:

                                           AGGRESSIVE          GROWTH
                                           GROWTH FUND       STOCK FUND
                                          -------------    -------------
Total expenses absorbed by DMC                 $83,957          $33,831

Commencing May 1, 1997, the Funds have engaged DSC, an affiliate of DMC, to serve as dividend disbursing, transfer agent, and accounting services agent for each Fund. For the year ended April 30, 1998, the amounts expensed for each Fund were as follows:

                                           AGGRESSIVE          GROWTH
                                           GROWTH FUND       STOCK FUND
                                          -------------    -------------
Dividend disbursing, transfer
     agent fees and other expenses             $69,714          $69,973
Accounting fees                                  6,073           17,076

On April 30, 1998, the Funds had payables to affiliates as follows:

                                           AGGRESSIVE          GROWTH
                                           GROWTH FUND       STOCK FUND
                                          -------------    -------------
Investment Management fee
     payable to DMC.                           $15,053          $68,658
Dividend disbursing, transfer
     agent fees, accounting fees and
     other expenses payable to DSC              30,587            9,938
Other expenses payable to DMC
     and affiliates                             36,775           20,599

22 for growth of capital

Commencing May 1, 1997, and pursuant to the Distribution Agreement, the Funds pay DDLP, the Distributor and an affiliate of DMC, an annual fee not to exceed 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Class.

For the year ended April 30, 1998, DDLP earned commissions on sales of the Fund A Class shares for each Fund as follows:
                                           AGGRESSIVE          GROWTH
                                           GROWTH FUND       STOCK FUND
                                          -------------    -------------

                                               $90,708           $8,978

Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Funds.

4.     INVESTMENTS
During the year ended April 30, 1998, the Funds made purchases and sales of investment securities other than U.S. government securities and temporary cash investments for each Fund as follows:

                                           AGGRESSIVE          GROWTH
                                           GROWTH FUND       STOCK FUND
                                          -------------    -------------
Purchases                                  $90,475,932       $3,578,633
Sales                                       51,065,101        7,970,187

At April 30, 1998, the Fund's aggregate cost of securities and unrealized appreciation (depreciation) for federal income tax purposes were as follows:

                                         AGGRESSIVE          GROWTH
                                         GROWTH FUND       STOCK FUND
                                        -------------    -------------
Cost of Investments                       $50,842,603      $28,038,102
                                        =============    =============
Aggregate unrealized appreciation         $ 5,912,263      $17,729,640
Aggregate unrealized depreciation             986,783          439,375
                                        -------------    -------------
Net unrealized appreciation               $ 4,925,480      $17,290,265
                                        =============    =============

5.     CAPITAL STOCK
Transactions in capital stock shares were as follows:

                                             AGGRESSIVE GROWTH FUND
                                            ------------------------
                                                    YEAR ENDED
                                               4/30/98      4/30/97
                                            ------------------------
Shares sold:
     A Class                                 1,644,240     190,978
     B Class                                   849,561      12,754
     C Class                                   292,993      14,452
     Institutional Class                       170,504          --

Shares issued upon reinvestment of
     dividends from net investment income
     and net realized gains on investment
     transactions:
     A Class                                     62,779      61,299
     B Class                                     16,905         474
     C Class                                      7,005         924
     Institutional Class                          4,398          --
                                              ---------   ---------
                                              3,048,385     280,881
                                              ---------   ---------

Shares repurchased:
     A Class                                   (575,071)   (163,480)
     B Class                                    (47,894)     (5,065)
     C Class                                    (21,760)     (7,682)
     Institutional Class                        (59,058)         --
                                              ---------   ---------
                                               (703,783)   (176,227)
                                              ---------   ---------
Net increase (decrease)                       2,344,602     104,654
                                              =========   =========


                                                GROWTH STOCK FUND
                                             ------------------------
                                                    YEAR ENDED
                                                4/30/98     4/30/97
                                             ------------------------
Shares sold:
     A Class                                    289,387     253,700
     B Class                                     24,380      28,484
     C Class                                     10,214      29,726
     Institutional Class                         24,996          --

Shares issued upon reinvestment of
     dividends from net investment income
     and net realized gains on investment
     transactions:
     A Class                                     90,233      90,300
     B Class                                      2,689       2,328
     C Class                                      2,198       1,367
     Institutional Class                             --          --
                                              ---------   ---------
                                                444,097     405,905
                                              ---------   ---------

Shares repurchased:
     A Class                                   (437,377)   (215,895)
     B Class                                    (13,459)     (2,827)
     C Class                                     (5,301)     (6,993)
     Institutional Class                            (61)         --
                                              ---------   ---------
                                               (456,198)   (225,715)
                                              ---------   ---------
Net increase (decrease)                         (12,101)    180,190
                                              =========   =========

6.     CREDIT AND MARKET RISK
The Fund may invest up to 15 % of its total assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect the Fund's ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities.


for growth of capital 23

VOYAGEUR MUTUAL FUNDS III, INC.
REPORT OF INDEPENDENT AUDITORS

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
VOYAGEUR MUTUAL FUNDS III, INC. - AGGRESSIVE GROWTH FUND
VOYAGEUR MUTUAL FUNDS III, INC. - GROWTH STOCK FUND

We have audited the accompanying statements of net assets of Aggressive Growth Fund and Growth Stock Fund (the "Funds") as of April 30, 1998, and the related statements of operations, statements of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended April 30, 1997 and the financial highlights for the periods presented through April 30, 1997 were audited by other auditors whose report thereon dated June 13, 1997 expressed an unqualified opinion on those statements and financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 1998 financial statements and financial highlights present fairly, in all material respects, the financial position of each of the respective Funds at April 30, 1998, and the results of their operations, the changes in their net assets, and their financial highlights for the year then ended, in conformity with generally accepted accounting principles.

                                                 /S/ERNST & YOUNG LLP

Philadelphia, Pennsylvania
May 29, 1998


DELAWARE INVESTMENTS FAMILY OF FUNDS

FOR GROWTH OF CAPITAL
Aggressive Growth Fund
Trend Fund
DelCap Fund
Small Cap Value Fund
U.S. Growth Fund
Growth Stock Fund
Tax-Efficient Equity Fund

FOR TOTAL RETURN
Social Awareness Fund
Blue Chip Fund
Devon Fund
Decatur Total Return Fund
Decatur Income Fund
REIT Fund
Delaware Fund

FOR INTERNATIONAL DIVERSIFICATION
Emerging Markets Fund
New Pacific Fund
Overseas Equity Fund
International Equity Fund
Global Bond Fund

FOR CURRENT INCOME
Delchester Fund
High-Yield Opportunities Fund
Strategic Income Fund
U.S. Government Fund
Delaware-Voyageur
     U.S. Government Securities Fund
Limited-Term Government Fund

FOR TAX-EXEMPT CURRENT INCOME
National High Yield Municipal Bond Fund
Tax-Free USA Fund
Tax-Free Insured Fund
Tax-Free USA Intermediate Fund
State Tax-Free Funds*

MONEY MARKET FUNDS
Delaware Cash Reserve
Tax-Free Money Fund
ASSET ALLOCATION FUNDS
Growth Portfolio
Balanced Portfolio
Income Portfolio

* Available for the following states: Arizona, California, Colorado, Florida, Idaho, Iowa, Kansas, Minnesota, Missouri, North Dakota, New Jersey, New Mexico, New York, Ohio, Oregon, Pennsylvania, Utah, Washington, Wisconsin. Insured and intermediate bond funds are available in selected states.

Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.

THIS ANNUAL REPORT IS FOR THE INFORMATION OF AGGRESSIVE GROWTH FUND'S AND GROWTH STOCK FUND'S SHAREHOLDERS, BUT IT MAY BE USED WITH PROSPECTIVE INVESTORS WHEN PRECEDED OR ACCOMPANIED BY CURRENT PROSPECTUSES FOR AGGRESSIVE GROWTH FUND AND GROWTH STOCK FUND, WHICH SET FORTH DETAILS ABOUT CHARGES, EXPENSES, INVESTMENT OBJECTIVES AND OPERATING POLICIES OF EACH FUND. YOU SHOULD READ EACH PROSPECTUS CAREFULLY BEFORE YOU INVEST. SUMMARY INVESTMENT RESULTS ARE DOCUMENTED IN EACH FUND'S CURRENT STATEMENT OF ADDITIONAL INFORMATION. THE FIGURES IN THIS REPORT REPRESENT PAST RESULTS WHICH ARE NOT A GUARANTEE OF FUTURE RESULTS. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN EACH FUND WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

BOARD OF DIRECTORS
WAYNE A. STORK
Chairman
Delaware Investments Family of Funds
Philadelphia, PA

JEFFREY J. NICK
President and Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

WALTER P. BABICH
Board Chairman, Citadel Constructors, Inc.
King of Prussia, PA

ANTHONY D. KNERR
Consultant, Anthony Knerr & Associates
New York, NY

ANN R. LEVEN
Treasurer, National Gallery of Art
Washington, DC

W. THACHER LONGSTRETH
City Councilman
Philadelphia, PA

THOMAS F. MADISON
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

CHARLES E. PECK
Secretary/Treasurer, Enterprise Homes, Inc.
Fredericksburg, VA

AFFILIATED OFFICERS
DAVID K. DOWNES
Executive Vice President, Chief Financial Officer and Chief Operating Officer
Delaware Investments Family of Funds
Philadelphia, PA

GEORGE M. CHAMBERLAIN, JR.
Senior Vice President, Secretary
and General Counsel
Delaware Investments Family of Funds
Philadelphia, PA

BRUCE D. BARTON
President and Chief Executive Officer
Delaware Distributors, L.P.
Philadelphia, PA

DIRECTORS
& OFFICERS

INVESTMENT MANAGER
Delaware Management Company
Philadelphia, Pennsylvania

INTERNATIONAL AFFILIATE
Delaware International Advisers Ltd.
London, England

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
Philadelphia, Pennsylvania

SUBADVISER
Voyageur Asset Management LLC
Minneapolis, Minn.

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING
AND TRANSFER AGENT
Delaware Service Company, Inc.
Philadelphia, Pennsylvania

1818 Market Street
Philadelphia, PA 19103-3682

THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY CURRENT AGGRESSIVE
GROWTH FUND AND GROWTH STOCK FUND PROSPECTUS AND THE DELAWARE
INVESTMENTS FUND PERFORMANCE UPDATE FOR THE MOST RECENTLY COMPLETED CALENDAR QUARTER. FOR A PROSPECTUS OF ANY OTHER DELAWARE INVESTMENTS FUND, CONTACT YOUR FINANCIAL ADVISER OR DELAWARE INVESTMENTS.

FOR SHAREHOLDERS
1.800.523.1918

FOR SECURITIES DEALERS
1.800.362.7500

FOR FINANCIAL INSTITUTIONS
Representatives Only
1.800.659.2265

www.delawarefunds.com

Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Funds are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal amount invested. Shares of the Funds are not bank or credit union deposits.

[copyright] Delaware Distributors, L.P.

[GRAPHIC OMITTED: DELAWARE INVESTMENTS LOGO]



Printed in the USA
on recycled paper

(767)
AR-316[4/98]TKO6/98